VESSELS	6 Months Ended
Jun. 30, 2023
VESSELS [Abstract]
VESSELS
5. VESSELS

Vessels, net, consist of the carrying value of 19 vessels as of June 30, 2023, and December 31, 2022. The book value of vessels includes capitalized drydocking costs.

The vessels held and used by the Company are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not reflect its recoverable amount. If impairment indicators are present, the Company compares the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value when determining whether the assets are recoverable.

All figures in USD ‘000	June 30, 2023	December 31, 2022
Vessels and Drydocking Cost	1,147,732	1,147,320
Less Accumulated Depreciation and Impairment Loss on Vessels	(437,614)	(412,186)
Net Book Value Vessels	710,118	735,134